SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                                 Icon CMT Corp.
  ----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                                                 13-3603128
-----------------------                                      ----------------
(State of Incorporation                                      (I.R.S. Employer
   or Organization)                                       Identification Number)

1200 Harbor Boulevard
Weehawken, New Jersey                                               07087
---------------------                                             ----------
(Address of Principal                                             (Zip Code)
  Executive Offices)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

         Securities Act registration statement file number to which this form relates: 333-38339

     Securities to be registered pursuant to Section 12(b) of the Act: None

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.001 par value per share
    ------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Information required by this Item 1 relating to the Registrant's securities is set forth in the sections captioned "Description of Securities" in the prospectus included in the Registrant's Registration Statement, as amended, on Form S-1 (File No. 333-38339) (the "Registration Statement"). The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         1.1 The section captioned "Description of Securities" is set forth in the prospectus included in the Registration Statement and incorporated herein by reference. The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

         3.1      Certificate of Incorporation of the Company. (Filed as Exhibit
                  3.1 to the Registration Statement and incorporated herein by reference.)

         3.2      By-laws  of  the  Company.   (Filed  as  Exhibit  3.2  to  the
                  Registration Statement and incorporated herein by reference.)

         4.1      Specimen  Certificate of the Company's Common Stock. (Filed as
                  Exhibit 4.1 to the Registration Statement and incorporated herein by reference.)

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          ICON CMT CORP.


Dated:  December 5, 1997                  By: /s/ Scott A. Baxter
                                              --------------------
                                              Scott A. Baxter
                                              President, Chief Executive Officer
                                              and Chairman of the Board of
                                              Directors

                                  EXHIBIT INDEX
                                  -------------

         1.1 The section captioned "Description of Securities" is set forth in the prospectus included in the Registrant's Registration Statement, as amended, on Form S-1 (File No. 333-38339) (the "Registration Statement") and incorporated herein by reference. The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

         3.1      Certificate of Incorporation of the Company. (Filed as Exhibit
                  3.1 to the Registration Statement and incorporated herein by reference.)

         3.2      By-laws  of  the  Company.   (Filed  as  Exhibit  3.2  to  the
                  Registration Statement and incorporated herein by reference.)

         4.1      Specimen  Certificate of the Company's Common Stock. (Filed as
                  Exhibit 4.1 to the Registration Statement and incorporated herein by reference.)